As filed with the Securities and Exchange Commission on
                                February 22, 1999
                            Registration No.


         - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              - - - - - - - - - - -
                                    FORM N-14
                                      ----
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]
                                      -----
                                      -----
                         Pre-Effective Amendment No.                     [ ]
                                      -----
                                      -----
                      Post-Effective Amendment No.                       [ ]
                                      -----
                        (Check appropriate box or boxes)
                        - - - - - - - - - - - - - - - - -

                     PUTNAM AMERICAN GOVERNMENT INCOME FUND
               (Exact Name of Registrant as Specified in Charter)
               One Post Office Square, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)

                                  617-292-1000
                        (Area Code and Telephone Number)
                         - - - - - - - - - - - - - - - -
                         JOHN R. VERANI, Vice President
                     PUTNAM AMERICAN GOVERNMENT INCOME FUND
                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and address of Agent for Service)
                         - - - - - - - - - - - - - - - -
                                    Copy to:
                           JOHN W. GERSTMAYR, Esquire
                                  ROPES & GRAY
                             One International Place
                           Boston, Massachusetts 02110
                         - - - - - - - - - - - - - - - -

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.


It is proposed that this filing will become effective on March 24, 1999 pursuant to Rule 488.


An indefinite amount of the Registrant's Class A, Class B and Class M shares has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time. A Rule 24f-2 notice for the Registrant for the year ended September 30, 1998 was filed on December 30, 1998.

IMPORTANT INFORMATION FOR SHAREHOLDERS IN PUTNAM HIGH QUALITY BOND FUND

The document you hold in your hands contains a combined prospectus/proxy statement and proxy card. A proxy card is, in essence, a ballot. When you fill out your proxy card, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendation on page __.

We urge you to carefully review the prospectus/proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to make follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy card to us.

TABLE OF CONTENTS

A Message from the Chairman

Notice of Shareholder Meeting

Combined Prospectus/Proxy Statement

Proxy Card Enclosed









If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial advisor.

A MESSAGE FROM THE CHAIRMAN

(photograph of George Putnam appears here)

Dear Shareholder:

I am writing you to ask you for your vote on an important matter that affects your investment in Putnam High Quality Bond Fund (the "High Quality Bond Fund"). While you are, of course, welcome to join us at the High Quality Bond Fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card.

We are asking for your vote on the following matter:

1. Approval or disapproval of a proposed merger of the High Quality Bond Fund into Putnam American Government Income Fund (the "American Government Fund"). In this merger, your shares of the High Quality Bond Fund would, in effect, be exchanged, on a tax-free basis, for shares of the American Government Fund with an equal net asset value.

The Trustees of the High Quality Bond Fund recommend approval of the merger, because they believe it offers shareholders of the fund the opportunity to invest in a substantially larger fund with similar investment policies but that has a greater potential to achieve economies of scale and a lower expense ratio.

The two funds are both fixed income funds investing primarily in U.S. government and agency securities. The High Quality Bond Fund seeks high current income. To the extent consistent with seeking high current income, capital preservation and long-term total return are its secondary goals. The American Government Fund seeks high current income, with preservation of capital as its secondary objective.

Both Funds seek their goals by investing, under normal market conditions, at least 65% of their assets in U.S. government securities, which are debt securities issued or guaranteed by the U.S. government, by certain of its agencies, or by various instrumentalities established or sponsored by the U.S. government. The American Government Fund may also invest up to 35% of its total assets in highly rated mortgage-backed securities that are privately issued. The High Quality Bond Fund has additional flexibility. It can invest a substantial portion of its total assets in investment grade obligations, including those of foreign government and corporate issuers, as well as asset-backed securities.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call 1-800-225-1581, or call your financial advisor.

                                Sincerely yours,
                                /s/ George Putnam
                                -----------------
                                George Putnam, Chairman

PUTNAM HIGH QUALITY BOND FUND

NOTICE OF A MEETING OF SHAREHOLDERS

         This is the formal agenda for the shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

         To the Shareholders of Putnam High Quality Bond Fund:


         A Meeting of Shareholders of Putnam High Quality Bond Fund (the "Fund" or the "High Quality Bond Fund") will be held July 1, 1999 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:


1. Approving or disapproving an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Putnam American Government Income Fund (the "American Government Fund") in exchange for shares of the American Government Fund and the assumption by the American Government Fund of all of the liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. See page __.

2. Transacting such other business as may properly come before the meeting.

         By the Trustees

         George Putnam, Chairman
         John A. Hill, Vice Chairman
         William F. Pounds, Vice Chairman

         Jameson Adkins Baxter                       Robert E. Patterson
         Hans H. Estin                               Donald S. Perkins
         Ronald J. Jackson                           George Putnam, III
         Paul L. Joskow                              A.J.C. Smith
         Elizabeth T. Kennan                         W. Thomas Stephens
         Lawrence J. Lasser                          W. Nicholas Thorndike
         John H. Mullin, III

         We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided, or follow the instructions in these materials relating to telephonic or internet voting, so that you will be represented at the meeting.

April 15, 1999

Prospectus/Proxy Statement


April 15, 1999


Acquisition of the assets of

Putnam High Quality Bond Fund
One Post Office Square
Boston, Massachusetts 02109
(617) 292-1000

By and in exchange for shares of

Putnam American Government Income Fund
One Post Office Square
Boston, Massachusetts 02109
(617) 292-1000

Table of Contents


Synopsis
Risk factors
General
Proposal Regarding Approval or Disapproval of Merger and Related
         Agreement and Plan of Reorganization
Background and Reasons for the Proposed Merger
Information about the Merger
Voting Information
Agreement and Plan of Reorganization                                         A-1


This document will give you the information you need to vote on the proposed merger. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial advisor.

This Prospectus/Proxy Statement relates to the proposed merger of Putnam High Quality Bond Fund (the "High Quality Bond Fund") into Putnam American Government Income Fund (the "American Government Fund"). As a result of the proposed transaction, each Class A, Class B and Class M shareholder of the High Quality Bond Fund will receive a number of full and fractional Class A, Class B and Class M shares, respectively, of the American Government Fund equal in value at the date of the exchange to the total value of the shareholder's High Quality Bond Fund shares. Like the High Quality Bond Fund, the American Government Fund is in the family of funds managed by Putnam Investment Management, Inc. ("Putnam Management"). The American Government Fund and the High Quality Bond Fund are collectively referred to herein as the "Funds," and each is referred to individually as a "Fund."

This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed merger or investing in the American Government Fund. Please read it and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated January 30, 1999, of the American Government Fund (the "American Government Fund Prospectus"), and (ii) the Report of Independent Accountants and financial statements included in the American Government Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1998. The American Government Fund Prospectus and the American Government Fund's Annual Report are incorporated into this Prospectus/Proxy Statement by reference.


The following documents have been filed with the Securities and Exchange Commission and are also incorporated into this Prospectus/Proxy Statement by reference:

     (i) the Prospectus, dated February 28, 1999, of the High Quality Bond Fund;

     (ii) the Statement of Additional Information of the High Quality Bond Fund, dated February 28, 1999;

     (iii) the Statement of Additional Information of the American Government Fund, dated January 30, 1999;

     (iv) the Report of Independent Accountants and financial statements included in the High Quality Bond Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1998; and


     (v) a Statement of Additional Information, dated April 15, 1999, relating to the proposed merger.


For a Free Copy of Any of the Above, Please Contact Us at the Special Toll-free Number We Have Set up for You (1-800-225-1581).


Proxy materials, information statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access reports and other information about the Funds on the Commission's internet site at http://www.sec.gov.


The securities offered by the accompanying Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Shares of the American Government Fund are not deposits or obligations of, or guaranteed or endorsed by any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

                                    Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Trustees of the Funds are recommending that shareholders approve the merger of the High Quality Bond Fund into the American Government Fund. If approval by shareholders all of the assets of the High Quality Bond Fund will be transferred to the American Government Fund in exchange for shares of the American Government Fund with a value equal to those assets net of liabilities and for the assumption by the American Government Fund of all of the liabilities of the High Quality Bond Fund. Immediately following the transfer the American Government Fund shares received by the High Quality Bond Fund will be distributed to its shareholders, pro rata.

2. What will happen to my shares of the High Quality Bond Fund as a result of the merger?

Your shares of the High Quality Bond Fund will, in effect, be exchanged on a tax-free basis for shares of the American Government Fund with an equal total net asset value.

3. Why are the Trustees proposing the merger?

As discussed in more detail below, the two funds are similar in investment strategy and policy. The Trustees believe that combining the two similar funds will result in lower expenses for fund shareholders without changing in a fundamental way the essential investment profile of the funds. In addition the Trustees believe the combined fund will offer greater potential for increased sales and thus the potential for further economies of scale. As the American Government fund is considerably larger the Trustees believe it is appropriate for the smaller High Quality Bond Fund to be merged into the larger fund.

4. How do the investment goals, policies and restrictions of the two funds compare?


The investment goals and policies of the two funds are similar. Each is an income oriented fund investing primarily in U.S. government and agency securities. The High Quality Bond Fund seeks high current income. Capital preservation and long-term total return are its secondary goals, but only to the extent consistent with seeking high current income. The American Government Fund seeks high current income, with preservation of capital as its secondary objective.


Both Funds seek their goals by investing, under normal market conditions, at least 65% of their assets in U.S. government securities, which are debt securities issued or guaranteed by the U.S. government, by certain of its agencies, or by various instrumentalities established or sponsored by the U.S. government. The American Government Fund may also invest up to 35% of its total assets in mortgage-backed securities that are privately issued and at the time of purchase rated at least AAA or Aaa by a nationally recognized securities rating. The High Quality Bond Fund has broader flexibility than the American Government Fund. It can invest up to 35% of its total assets in a wide variety of investment grade obligations, including privately issued mortgage-backed and asset-backed securities as well as securities of foreign government and corporate issuers. The High Quality Bond Fund's investments in non-U.S. government securities must be rated at the time of purchase at least Baa or BBB by a nationally recognized securities rating agency.

5. How do the management fees and other expenses of the two funds compare, and what are they estimated to be following the merger?


The American Government Fund and the High Quality Bond Fund have identical fee and other expense structures. However, because the American Government Fund is substantially larger than the High Quality Bond Fund, its expenses are lower on a per share basis due to its attainment of break points in the management fee schedule and other economies of scale. As of January 31, 1999, the American Government Fund and the High Quality Bond Fund had net assets of $1,559,262,662 and $384,970,695, respectively. Each fund is subject to the same management fee schedule. However, as shown in the Annual Fund Operating Expense table below, in each fund's most recent fiscal year the American Government Fund paid a management fee that is .09% lower on a per share basis than that of the High Quality Bond Fund. On a pro forma basis, giving effect to the merger, the combined fund's effective management fees will be .11% lower on a per share basis than those of the High Quality Bond Fund. Also as shown in the table, the American Government Fund's "other expenses" were .04% lower on a per share basis than those of the High Quality Bond Fund in each fund's last fiscal year. The pro forma post-merger total operating expenses of the American Government Fund are also lower than those of the High Quality Bond Fund on a per share basis.


The sales charges and the maximum amounts payable under the distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the Funds are identical. 12b-1 fees are 0.25%, 1.00% and 0.50% of average net assets attributable to Class A, Class B and Class M shares, respectively.

The following tables summarize the maximum fees and expenses you may pay when investing in the Funds, expenses that each of the Funds incurred in the 12 months ending December 31, 1998 and estimated expenses that Putnam Management expects the combined fund to incur in the first year following the merger.

                                                       Class A               Class B               Class M Shares
                                                       Shares                Shares
Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)

High Quality Bond Fund                                 4.75%                 NONE*                 3.25%

The American Government Fund                           4.75%                 NONE*                 3.25%
                                                       (Not applicable to                          (Not applicable to
                                                       Merger Shares)                              Merger Shares)

Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase price or redemption proceeds, whichever is lower)

High Quality Bond Fund                                 NONE**                5.0%***               NONE

The American Government Fund                           NONE**                5.0%***               NONE

* Higher 12b-1 fees borne by class B and class M shares may cause long-term class B and class M shareholders to pay more than the total sales charges paid by class A shareholders.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more.

*** 5.0% in the first year, declining to 1.0% in the sixth year, and eliminated thereafter.

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                  Management  Distribution     Other Expenses     Total Annual Fund
                                  Fees        (12b-1) Fees                        Operating Expenses
High Quality Bond Fund

Class A                           0.65%       0.25%            0.25%              1.15%

Class B                           0.65%       1.00%            0.25%              1.90%

Class M                           0.65%       0.50%            0.25%              1.40%

The American Government Fund

Class A                           0.56%       0.25%            0.21%              1.02%

Class B                           0.56%       1.00%            0.21%              1.77%

Class M                           0.56%       0.50%            0.21%              1.27%

The American Government Fund
(Pro forma combined)

Class A                           0.54%       0.25%            0.21%              1.00%

Class B                           0.54%       1.00%            0.21%              1.75%

Class M                           0.54%       0.50%            0.21%              1.25%

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Putnam Management expects the combined fund to incur in the first year following the merger. The expenses shown in the table do not reflect the application of credits related to expense offset arrangements that reduce certain fund expenses.

Examples

These examples translate the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and then, except as shown for Class B shares, redeem all your shares at the end of these periods. They also assume 5% return on your investment each year and that a Fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

                               1 Year        3 Years        5 Years        10 Years
High Quality Bond Fund

Class A                        $587          $823           $1,078         $1,806

Class B                        $693          $897           $1,226         $2,027****

Class B (no redemption)        $193          $597           $1,026         $2,027****

Class M                        $463          $754           $1,066         $1,950

The American
Government Fund

Class A                        $574          $784           $1,011         $1,664

Class B                        $680          $857           $1,159         $1,886****

Class B (no redemption)        $180          $557           $  959         $1,886****

Class M                        $450          $715           $  999         $1,809

The American
Government Fund
(Pro forma combined)

Class A                        $572          $778           $1,001         $1,641

Class B                        $678          $851           $1,149         $1,864****

Class B (no redemption)        $178          $551           $  949         $1,864****

Class M                        $448          $709           $  989         $1,787

**** Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after purchase.

+ For purposes of determining the Contingent Deferred Sales Charge ("CDSC") applicable to Class B Merger Shares, such shares will be treated as having been acquired as of the dates the corresponding Class B shares of the High Quality Bond Fund were originally acquired. See "Information about the reorganization - Description of the Merger Shares."

6. What are the federal income tax consequences of the proposed Merger?

For federal income tax purposes, no gain or loss will be recognized by the High Quality Bond Fund or its shareholders as a result of the merger.

7. Will my dividend be affected by the merger?

After the merger you will continue to receive distributions of any net investment income once a month and any net realized capital gains at least once a year. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the High Quality Bond Fund. Of course, the amount of these distributions will reflect the investment policies of the American Government Fund. Since the American Government Fund does not invest in corporate or foreign bonds as High Quality Bond Fund does, its dividend rate can be expected to be lower than that of the High Quality Bond Fund under normal market conditions.

The American Government Fund will not permit any High Quality Bond Fund Shareholder holding certificates for High Quality Bond Fund shares at the time of the merger to receive cash dividends or other distributions, receive certificates for shares issued in the merger ("Merger Shares"), exchange Merger Shares for shares of other investment companies managed by Putnam Management, or pledge or redeem Merger Shares until such certificates for High Quality Bond Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not for that reason permitted to receive cash dividends or other distributions on Merger Shares, the American Government Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on High Quality Bond Fund shares in cash.

8. Do the procedures for purchasing, redeeming and exchanging shares of the two funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging such shares of each Fund for shares of other Putnam funds, are identical.

Both Funds currently offer three classes of shares. Shares of both Funds may be purchased either through investment dealers that have sales agreements with Putnam Mutual Funds Corp. ("Putnam Mutual Funds") or directly through Putnam Mutual Funds at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds are made at net asset value for all classes of shares.

Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly by a Fund or through an investment dealer.

Shares of both Funds may be exchanged after a ten-day holding period for shares of the same class of certain other Putnam funds.

9. How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares you are receiving and the procedures for surrendering your certificates if you have any. If the merger is not approved, shareholders will be notified, and the results of the meeting will be provided in the next annual report of the High Quality Bond Fund.

10. Will the number of shares I own change?

Yes, but the total value of the shares of the American Government Fund you receive will equal the total value of the shares of the High Quality Bond Fund that you hold at the time of the merger. Even though the net asset value per share of each fund is different, the total value of a shareholder's holdings will not change as a result of the merger.

                                  Risk factors

What are the principal risk factors associated with an investment in the American Government Fund, and how do they compare with those for the High Quality Bond Fund?

Because the Funds share similar goals and policies, the risks of an investment in the American Government Fund are similar to the risks of an investment in the High Quality Bond Fund. A more detailed description of certain risks associated with an investment in the American Government Fund is contained in the American Government Fund Prospectus.

Lower Yielding Assets. Although the two funds' investment policies are similar they are not identical. The American Government Fund's investment policies are more restrictive than those of the High Quality Bond Fund. Although both can invest up to 35% of their assets in non-U.S. government and agency securities, the American Government fund is limited to investing in AAA or Aaa rated mortgage backed securities while the High Quality Bond fund may invest in a broad range of investment grade U.S. corporate and foreign debt. Since both corporate debt and foreign debt have additional risks, the Trustees and Putnam Management believe that as a general matter, a fund with a substantial portion of these securities involves more risk than one with a substantial portion of its assets invested in U.S. government and agency securities. However, investment grade corporate debt and foreign government debt will generally have higher yields, and the diversification they add may reduce overall risk at times when U.S. government securities markets are declining. Thus, although the American Government Fund's overall portfolio risk may generally be lower and its return less volatile, its yield and total return can also be expected to be lower.

Interest rate risk. The values of debt investments usually rise and fall in response to changes in interest rates. Declining interest rates will generally raise the value of existing debt investments, and rising interest rates will generally lower the value of existing debt investments. Changes in the values of debt investments usually will not affect the amount of income the fund receives from them, but will affect the value of the fund's shares. Interest rate risk is often greater for investments with longer maturities.

Premium investments. Like the High Quality Bond Fund, the American Government Fund may invest in so-called "premium" investments, which offer interest rates higher than prevailing market rates. In addition, during times of declining interest rates, many of the fund's investments may offer interest rates that are higher than current market rates. When the fund holds these Apremium@ investments, shareholders are likely to receive higher dividends (but will bear a greater risk that the value of the fund's shares will fall) than they would if the fund held investments that offered current market rates of interest. Premium investments involve a greater risk of loss, because their values tend to decline over time.

Credit risk. Although U.S. government investments are generally considered to have the least credit risk -- the risk that the issuer will fail to make timely payments of interest and principal -- they are not entirely free of credit risk. In addition, the values of these investments will still fluctuate in response to changes in interest rates. Other securities in which the fund may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying mortgagors or other borrowers to meet their obligations.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and a partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The fund may have to invest the proceeds from prepayments under less attractive terms and yields.

Prepayments are particularly common during periods of declining interest rates, when property owners seek to refinance their mortgages on more favorable terms; the reverse is true during periods of rising interest rates. Mortgage-backed investments are therefore less likely to increase in value during periods of declining interest rates than other debt investments of comparable maturities. In addition, they have a higher risk of decline during periods of rising interest rates because declining prepayment rates effectively increase the average maturity of the fund's investments (and, therefore, its sensitivity to changes in interest rates) at times when that is least desirable. These investments can increase the volatility of the fund.

Frequent trading. Like the High Quality Bond Fund, the American Government Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the taxes payable by shareholders.

Other investments. In addition to the fund's main investment strategies of investing in U.S. government securities, the fund may also buy and sell other types of investments, such as collateralized mortgage obligations (CMOs) and interest-only (IO) and principal-only (PO) stripped mortgage-backed investments, and therefore may be subject to other risks.

                                     General


This Prospectus/Proxy Statement is furnished in connection with the proposed merger of the High Quality Bond Fund into the American Government Fund and the solicitation of proxies by and on behalf of the Trustees of the High Quality Bond Fund for use at the Meeting of Shareholders. The Meeting is to be held on July 1, 1999 at 2:00 p.m. at One Post Office Square, 8th Floor, Boston, Massachusetts. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about April 15, 1999.


Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Fund's Clerk at the principal office of the High Quality Bond Fund, One Post Office Square, Boston, Massachusetts 02109) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the High Quality Bond Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Proposal 1 of the Notice of Meeting) to implement the merger of the High Quality Bond Fund by the transfer of all of its assets to the American Government Fund in exchange for the Merger Shares and the assumption by the American Government Fund of all of the liabilities of the High Quality Bond Fund.


As of January 31, 1999, there were outstanding 37,750,724 shares of beneficial interest of the High Quality Bond Fund. Only shareholders of record on April 1, 1999 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.


The Trustees of the High Quality Bond Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Proposal regarding approval or disapproval of Merger Transaction and Related Agreement and Plan of Reorganization

The shareholders of the High Quality Bond Fund are being asked to approve or disapprove a merger between the High Quality Bond Fund and the American Government Fund pursuant to an Agreement and Plan of Reorganization between the Funds, dated as of March __, 1999 (the "Agreement"), a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of the High Quality Bond Fund to the

American Government Fund in exchange for the assumption by the American Government Fund of all of the liabilities of the High Quality Bond Fund and for that number of the Class A, Class B and Class M Merger Shares, equal in total net asset value to the net value of assets transferred to the American Government Fund, all as more fully described below under "Information about the merger."

After receipt of the Merger Shares, the High Quality Bond Fund will distribute the Class A Merger Shares to its Class A shareholders, the Class B Merger Shares to its Class B shareholders and the Class M Merger Shares to its Class M shareholders, in proportion to their existing shareholdings in complete liquidation of the High Quality Bond Fund, and the legal existence of the High Quality Bond Fund as a separate business trust under Massachusetts law will be terminated. Each shareholder of the High Quality Bond Fund will receive a number of full and fractional Class A, Class B, or Class M Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder's High Quality Bond Fund shares.

Prior to the date of the transfer (the "Exchange Date"), the High Quality Bond Fund will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

The Trustees have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transactions contemplated by the Agreement and Plan of Reorganization will be consummated only if approved by the affirmative vote of the holders of 66-2/3% or more of the outstanding shares of the High Quality Bond Fund entitled to vote.

In the event that this proposal is not approved by the shareholders of the High Quality Bond Fund, the High Quality Bond Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of its shareholders.

Background and reasons for the proposed merger

The Trustees of each Fund, including all Trustees who are not "interested persons" of the Funds, have determined that the reorganization would be in the best interests of each Fund's shareholders, and that the interests of existing shareholders of each of the Funds would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders. The American Government Fund and the High Quality Bond Fund have the same Trustees.

The proposal is the result of a recent review by the funds' investment manager, Putnam Investment Management, Inc. ("Putnam Management"), of the investment strategies and position of Putnam Management's fixed income funds. Currently Putnam Management advises a number of mutual funds investing wholly or substantially in U.S. government and agency securities and investment grade corporate debt. As discussed above, while not identical, the American

Government Fund and the High Quality Bond Fund have similar investment policies, each investing at least 65% in U.S. government and agency securities.

In light of the substantial similarity of the funds, Putnam Management advised the trustees that combining the funds would be in the best interests of shareholders of both funds. The combined fund would have lower expenses than either of the existing funds (see "Synopsis, question 5" for a discussion of expenses). Putnam Management also advised the Trustees that combining the funds would likely improve sales of the funds, thus offering the opportunity for further growth and reduction of expenses although there can be no assurance that the merger will lead to increased sales.


Based on their review and Putnam Management's advice, the Trustees have unanimously approved the proposal. Further in light of the larger size of the American Government Fund ($1,559,262,662 as of January 31, 1999 versus $384,970,695 for the High Quality Bond Fund), the Trustees concluded that it would be preferable for the High Quality Bond Fund to merge into the American Government Fund.


Set forth below is total return information for the Class A shares of the two Funds for the one year periods ending on the dates stated:

Annualized Total Return (Total Investment Return at NAV)

                                                       Year ended December 31
                                  1998           1997          1996           1995           1994
American Government Fund          8.54%          9.23%         2.29%          18.35%         -2.89%

High Quality  Bond Fund           6.66%          8.34%         2.00%          18.96%         -3.11%

Of course the funds' past performance is not an indication of future performance.

Exchange without recognition of gain or loss for Federal Income Tax purposes. If a High Quality Bond Fund shareholder were to redeem his or her shares to invest in another fund, like the American Government Fund, gain or loss would be recognized by that shareholder for federal income tax purposes. Also, if the High Quality Bond Fund were liquidated or were reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed merger will permit the High Quality Bond Fund's shareholders to exchange their investment for an investment in the American Government Fund without recognition of gain or loss for federal income tax purposes. After the merger, shareholders will be free to redeem any or all of the American Government Fund shares at net asset value at any time, at which point a taxable gain or loss would be recognized.

Information about the merger

Agreement and plan of reorganization. The proposed merger will be governed by an Agreement and Plan of Reorganization. The Agreement provides that the American Government Fund will acquire all of the assets of the High Quality Bond Fund in exchange for the assumption by the American Government Fund of all of the liabilities of the High Quality Bond Fund and for the issuance of Class A, Class B and Class M Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the "Exchange Date") following the time as of which the funds' shares are valued for determining net asset value for the merger (4:00 p.m. Boston time on July 16, 1999 or such other date as may be agreed upon by the parties). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, which is attached as Exhibit A to this Prospectus/Proxy Statement.


The High Quality Bond Fund will sell all of its assets to the American Government Fund, and in exchange, the American Government Fund will assume all of the liabilities of the High Quality Bond Fund and deliver to the High Quality Bond Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of assets of the High Quality Bond Fund attributable to its Class A shares, less the value of the liabilities of the High Quality Bond Fund assumed by the American Government Fund attributable to such Class A shares; (ii) a number of full and fractional Class B Merger Shares having a net asset value equal to the value of assets of the High Quality Bond Fund attributable to its Class B shares, less the value of the liabilities of the High Quality Bond Fund assumed by the American Government Fund attributable to such Class B shares, and (iii) a number of full and fractional Class M Merger Shares having a net asset value equal to the value of assets of the High Quality Bond Fund attributable to its Class M shares, less the value of the liabilities of the High Quality Bond Fund assumed by the American Government Fund attributable to such Class M Shares.

Immediately following the Exchange Date, the High Quality Bond Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the High Quality Bond Fund, with Class A Merger Shares being distributed to holders of Class A shares of the High Quality Bond Fund, Class B Merger Shares being distributed to holders of Class B shares of the High Quality Bond Fund and Class M Merger Shares being distributed to holders of Class M shares of the High Quality Bond Fund. As a result of the proposed transaction, each holder of Class A, Class B and Class M shares of the High Quality Bond Fund will receive a number of Class A, Class B and Class M Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B and Class M shares, respectively, of the High Quality Bond Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the American Government Fund in the name of such High Quality Bond Fund shareholders, each account representing the respective number of full and fractional Class A, Class B and Class M Merger Shares due such shareholder.
New certificates for Merger Shares will be issued only upon written request.

The Trustees of the High Quality Bond Fund have determined that the interests of the High Quality Bond Fund's shareholders will not be diluted as a result of the transactions contemplated by the merger, and the Trustees of both funds have determined that the proposed merger is in the best interests of each fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by mutual consent of the American Government Fund and the High Quality Bond Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

The fees and expenses for the transaction are estimated to be $215,000. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement will be allocated ratably between the two Funds in proportion to their net assets as of the day of the transfer, except that the costs of proxy materials and proxy solicitations will be borne by the High Quality Bond Fund. However, to the extent that any payment by either Fund of such fees or expenses would result in the disqualification of the American Government Fund or the High Quality Bond Fund as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), such fees and expenses will be paid directly by the party incurring them.

Description of the Merger Shares. Merger Shares will be issued to the High Quality Bond Fund's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are Class A, Class B and Class M shares of the American Government Fund. Investors purchasing Class A and Class M shares pay a sales charge at the time of purchase, but High Quality Bond Fund shareholders receiving Class A and Class M Merger Shares in the merger will not pay a sales charge on such shares. Class A and Class M shares of the American Government Fund generally are not subject to redemption fees, but such shares are subject to a 12b-1 fee at the annual rate of 0.25% and 0.50% of the Fund's average daily net assets attributable to Class A and Class M shares, respectively. Class B shares of The American Government Fund are sold without a sales charge, but are subject to a CDSC of up to 5% if redeemed within six years of purchase. For purposes of determining the CDSC payable on redemption of Class B Merger Shares received by holders of Class B shares of the High Quality Bond Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the High Quality Bond Fund. Class B shares are also subject to a 12b-1 fee at the annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase.

Each of the Merger Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Merger Shares will have the conversion rights specified above. The Agreement and Declaration of Trust of the American Government Fund permits the fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The American Government Fund's shares are currently divided into three classes--Class A, Class B and Class M shares.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the American Government Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the American Government Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the American Government Fund or its Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the American Government Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the American Government Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the High Quality Bond Fund are currently subject to this same risk of shareholder liability.

Federal income tax consequences. As a condition to the High Quality Bond Fund's obligation to consummate the reorganization, the High Quality Bond Fund will receive an opinion from Ropes & Gray, counsel to the Funds, (which opinion would be based on certain factual representations and subject to certain qualifications) to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

         (i) The acquisition by the American Government Fund of substantially all of the assets of the High Quality Bond Fund solely in exchange for Merger Shares and the assumption by the American Government Fund of liabilities of the High Quality Bond Fund followed by the distribution by the High Quality Bond Fund to its shareholders of Merger Shares in complete liquidation of the High Quality Bond Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code and the High Quality Bond Fund and the American Government Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (ii) under Section 361 of the Code, no gain or loss will be recognized by the High Quality Bond Fund upon the transfer of its assets and the assumption of its liabilities by the American Government Fund or upon the distribution of the Merger Shares to the High Quality Bond Fund's shareholders in liquidation of the High Quality Bond Fund;

         (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the High Quality Bond Fund on the exchange of their shares of the High Quality Bond Fund for Merger Shares;

         (iv) under Section 358 of the Code, the basis of the Merger Shares received by the High Quality Bond Fund's shareholders will be the same as the basis of the High Quality Bond Fund shares exchanged therefor;

         (v) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of the High Quality Bond Fund will include the holding periods of the High Quality Bond Fund shares exchanged therefor, provided that at the time of the reorganization the High Quality Bond Fund shares are held by such shareholders as a capital asset;

         (vi) under Section 1032 of the Code, no gain or loss will be recognized by the American Government Fund upon the receipt of assets of the High Quality Bond Fund in exchange for Merger Shares and the assumption by the American Government Fund of the liabilities of the High Quality Bond Fund;

         (vii) under Section 362(b) of the Code, the basis in the hands of the American Government Fund of the assets of the High Quality Bond Fund transferred to the American Government Fund will be the same as the basis of such assets in the hands of the High Quality Bond Fund immediately prior to the transfer; and

         (viii) under Section 1223(2) of the Code, the holding periods of the assets of the High Quality Bond Fund in the hands of the American Government Fund will include the periods during which such assets were held by the High Quality Bond Fund.

Capitalization. The following table shows the capitalization of the Funds as of January 31, 1999, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

                                   (UNAUDITED)

                       American Government      High Quality Bond Fund+         Pro Forma
                              Fund                                              Combined*
Net assets
(000's omitted)
    Class A                 1,450,703                  339,401                 1,790,040
    Class B                   104,511                   42,725                   147,230
    Class M                     4,049                    2,734                     6,783
Shares outstanding
(000's omitted)
    Class A                   161,192                   33,276                   198,901
    Class B                    11,657                    4,207                    16,426
    Class M                       449                      268                       752
Net Asset value
    per share
    Class A                      9.00                    10.20                      9.00
    Class B                      8.97                    10.16                      8.96
    Class M                      9.02                    10.20                      9.02


+ High Quality Bond Fund assets reflect proxy-related costs.

* Pro forma combined net assets reflect legal and accounting merger-related costs.

Unaudited pro forma combining financial statements of the Funds as of September 30, 1998 and for the twelve month period then ended are included in the Statement of Additional Information relating to the proposed merger. Because the Agreement provides that the American Government Fund will be the surviving Fund following the merger and because the American Government Fund's investment objectives and policies will remain unchanged, the pro forma combining financial statements reflect the transfer of the assets and liabilities of the High Quality Bond Fund to the American Government Fund as contemplated by the Agreement.

The Trustees of Putnam High Quality Bond Fund, including the independent trustees, unanimously recommend approval of the Agreement.

Voting information

The American Government Fund will not permit any High Quality Bond Fund Shareholder holding certificates for High Quality Bond Fund shares at the time of the merger to receive cash dividends or other distributions, receive certificates for shares issued in the merger ("Merger Shares"), exchange Merger Shares for shares of other investment companies managed by Putnam Management, or pledge or redeem Merger Shares until such certificates for High Quality Bond Fund shares have been surrendered, or, in the case of lost certificates, an adequate surety bond has been posted.


Required vote. Proxies are being solicited from the High Quality Bond Fund's shareholders by its Trustees for the Meeting of Shareholders to be held on July 1, 1999 at 2:00 p.m. (the "Meeting"), at One Post Office Square, 8th Floor, Boston, Massachusetts, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement and Plan of Reorganization. The transactions contemplated by the Agreement and Plan of Reorganization will be consummated only if approved by the affirmative vote of the holders of 66-2/3% or more of the outstanding shares of the High Quality Bond Fund entitled to vote.

Record date, quorum and method of tabulation. Shareholders of record of the High Quality Bond Fund at the close of business on April 1, 1999 (the "record date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of 30% of the shares of the High Quality Bond Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting; however, as noted above, the affirmative vote of the holders of 66-2/3% or more of the outstanding shares of the High Quality Bond Fund entitled to vote, is necessary to approve the merger. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally.


Votes cast by proxy or in person at the meeting will be counted by persons appointed by the High Quality Bond Fund as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on the proposal.

As of January 31, 1999, the officers and Trustees of the High Quality Bond Fund as a group beneficially owned less than 1% of the outstanding shares of the High Quality Bond Fund. To the best of the knowledge of the High Quality Bond Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the High Quality Bond Fund:


                        Shareholder                         Percentage
Class                   Name and Address                    Owned
-----                   ----------------                    -----
M                       Robert L. Salmon                    11.30%
                        120 Seabury Road
                        PO Box 1008
                        York Harbor, ME 03911-1008

M                       Saint Dominic Grade School           6.40%
                        311 Campus Drive, Suite 102
                        Garden City, KS 67846-6150


The votes of the shareholders of the American Government Fund are not being solicited, since their approval or consent is not necessary for this transaction. As of January 31, 1999, the officers and Trustees of the American Government Fund as a group beneficially owned less than 1% of the outstanding shares of the American Government Fund. To the best of the knowledge of the American Government Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of the American Government Fund:


                        Shareholder                         Percentage
Class                   Name and Address                    Owned
-----                   ----------------                    -----
M                       Harold Azmelian, Philip Arpiarian,   5.0%
                        & Armen Kalbian, Trustees
                        Holy Cross Endowment Trust
                        104 Highpoint Avenue
                        Weehauken, NJ 07087-5603

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Mutual Funds may solicit proxies in person or by telephone. The High Quality Bond Fund may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The High Quality Bond Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The High Quality Bond Fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders may have the opportunity to vote via the Internet by utilizing a program provided through ADP Investor Communication Services ("ADP"). The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the 12-digit "control" number that appears with your proxy materials. To vote via the Internet, please access ADP on the World Wide Web at www.proxyvote.com. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.


Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. The High Quality Bond Fund has retained at its own expense D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of instructions for nominee and registered accounts for a fee of $7,500, plus reasonable out-of-pocket expenses for mailing and phone costs.



Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted, by a written revocation received by the Clerk of the High Quality Bond Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Adjournment. If sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The High Quality Bond Fund pays the costs of any additional solicitation and of any adjourned session.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                  This Agreement and Plan of Reorganization (the "Agreement") is made as of March __, 1999 in Boston, Massachusetts, by and among Putnam American Government Income Fund, a Massachusetts business trust (the "American Government Fund"), Putnam High Quality Bond Fund, a Massachusetts business trust (the "High Quality Bond Fund").

                             PLAN OF REORGANIZATION

(a) The High Quality Bond Fund will sell, assign, convey, transfer and deliver to the American Government Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(c)). In consideration therefor, the American Government Fund shall, on the Exchange Date, assume all of the liabilities of the High Quality Bond Fund existing at the Valuation Time and deliver to the High Quality Bond Fund (i) a number of full and fractional Class A shares of beneficial interest of the American Government Fund (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of the High Quality Bond Fund attributable to Class A shares of the High Quality Bond Fund transferred to the American Government Fund on such date less the value of the liabilities of the High Quality Bond Fund attributable to Class A shares of the High Quality Bond Fund assumed by the American Government Fund on such date, (ii) a number of full and fractional Class B shares of beneficial interest of the American Government Fund (the "Class B Merger Shares") having an aggregate net asset value equal to the value of the assets of the High Quality Bond Fund attributable to Class B shares of the High Quality Bond Fund transferred to the American Government Fund on such date less the value of the liabilities of the High Quality Bond Fund attributable to Class B shares of the High Quality Bond Fund assumed by the American Government Fund on such date, and (iii) a number of full and fractional Class M shares of beneficial interest of the American Government Fund (the "Class M Merger Shares") having an aggregate net asset value equal to the value of the assets of the High Quality Bond Fund attributable to Class M shares of the High Quality Bond Fund transferred to the American Government Fund on such date less the value of the liabilities of the High Quality Bond Fund attributable to Class M shares of the High Quality Bond Fund assumed by the American Government Fund on such date. The Class A Merger Shares, the Class B Merger Shares, and the Class M Merger Shares shall be referred to collectively as the "Merger Shares." It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

(b) Upon consummation of the transactions described in paragraph (a) of this Agreement, the High Quality Bond Fund shall distribute in complete liquidation to its Class A, Class B, and

Class M shareholders of record as of the Exchange Date Class A, Class B, and Class M Merger Shares, each shareholder being entitled to receive that proportion of such Class A, Class B or Class M Merger Shares that the number of Class A, Class B, or Class M shares of beneficial interest of the High Quality Bond Fund held by such shareholder bears to the number of such Class A, Class B or Class M shares of the High Quality Bond Fund outstanding on such date. Certificates representing the Merger Shares will be issued only if the shareholder so requests.

                                    AGREEMENT

The American Government Fund and the High Quality Bond Fund agree as follows:

1. Representations and warranties of the American Government fund. The American Government Fund represents and warrants to and agrees with the High Quality Bond Fund that:

(a) The American Government Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The American Government Fund is not required to qualify as a foreign association in any jurisdiction. The American Government Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) The American Government Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of the American Government Fund for the fiscal year ended September 30, 1998, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants, have been furnished to the High Quality Bond Fund. Such statements of assets and liabilities and schedule of investments fairly present the financial position of the American Government Fund as of September 30, 1998 and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with generally accepted accounting principles.

(d) The prospectus and statement of additional information dated January 30, 1999, previously furnished to the High Quality Bond Fund, and any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to the High Quality Bond Fund (collectively, the "American Government Fund Prospectus") do not and will not, as of the relevant date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the

American Government Fund makes no representation or warranty as to any information in the American Government Fund Prospectus that does not specifically relate to the American Government Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of the American Government Fund, threatened against the American Government Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of the American Government Fund, other than as have been disclosed in the American Government Fund Prospectus.

(f) The American Government Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of September 30, 1998 and those incurred in the ordinary course of the American Government Fund's business as an investment company since such date.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the American Government Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

(h) The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the American Government Fund on Form N-14 relating to the Merger Shares issuable hereunder, and the proxy statement of the High Quality Bond Fund included therein (the "Proxy Statement"), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) and at the Exchange Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the "Prospectus"), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by the High Quality Bond Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by the High Quality Bond Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

(i) There are no material contracts outstanding to which the American Government Fund is a party, other than as disclosed in the Registration Statement, the Prospectus, or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of the American Government Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) The American Government Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(l) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(m) The Merger Shares to be issued to the High Quality Bond Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the American Government Fund, and no shareholder of the American Government Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of the High Quality Bond Fund. The High Quality Bond Fund represents and warrants to and agrees with the American Government Fund that:

(a) The High Quality Bond Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The High Quality Bond Fund is not required to qualify as a foreign association in any jurisdiction. The High Quality Bond Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) The High Quality Bond Fund is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of the High Quality Bond Fund for the fiscal year ended October 31, 1998, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants, have been furnished to the American Government Fund. Such statements of assets and liabilities and schedule of investments fairly present the financial position of the High Quality Bond Fund as of October 31, 1998, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with generally accepted accounting principles.

(d) The prospectus and statement of additional information dated February 28, 1999, previously furnished to the American Government Fund, and any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to the American Government Fund (collectively the "High Quality Bond Fund Prospectus"), does not and will not contain as of the relevant date any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the High Quality Bond Fund makes no representation or warranty as to any information in the High Quality Bond Fund Prospectus that does not specifically relate to the High Quality Bond Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of the High Quality Bond Fund, threatened against the High Quality Bond Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of the High Quality Bond Fund, other than as have been disclosed in the High Quality Bond Fund Prospectus.

(f) The High Quality Bond Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1998 and those incurred in the ordinary course of the High Quality Bond Fund's business as an investment company since such date. Prior to the Exchange Date, the High Quality Bond Fund will advise the American Government Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 1998, whether or not incurred in the ordinary course of business.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the High Quality Bond Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h) The Registration Statement, the Prospectus and the Proxy Statement, on the Effective Date of the Registration Statement and insofar as they do not relate to the American Government Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) below and on the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by the American Government Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to the High Quality Bond Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to the High Quality Bond Fund, as such Registration Statement, Prospectus and Proxy Statement shall be furnished to the High Quality Bond Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectus or Proxy Statement.

(i) There are no material contracts outstanding to which the High Quality Bond Fund is a party, other than as will be disclosed in the Prospectus or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of the High Quality Bond Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) The High Quality Bond Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(l) The High Quality Bond Fund has filed or will file all federal and state tax returns which, to the knowledge of the High Quality Bond Fund's officers, are required to be filed by the High Quality Bond Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by the High Quality Bond Fund. All tax liabilities of the High Quality Bond Fund have been adequately provided for on its books, and to the knowledge of the High Quality Bond Fund, no tax deficiency or liability of the High Quality Bond Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) At both the Valuation Time and the Exchange Date, the High Quality Bond Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of the High Quality Bond Fund to be transferred to the American Government Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the American Government Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the High Quality Bond Fund's investments shown on the schedule of its investments as of October 31, 1998 referred to in Section 2(c) hereof, as supplemented with such changes as the High Quality Bond Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(n) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the

American Government Fund or the High Quality Bond Fund, except as previously disclosed to the American Government Fund by the High Quality Bond Fund.

(o) At the Exchange Date, the High Quality Bond Fund will have sold such of its assets, if any, as necessary to assure that, after giving effect to the acquisition of the assets of the High Quality Bond Fund pursuant to this Agreement, the American Government Fund will remain in compliance with its mandatory investment restrictions as set forth in the American Government Fund Prospectus previously furnished to the High Quality Bond Fund.

3. Reorganization. (a) Subject to the requisite approval of the shareholders of the High Quality Bond Fund and to the other terms and conditions contained herein (including the High Quality Bond Fund's obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(m) hereof), the High Quality Bond Fund agrees to sell, assign, convey, transfer and deliver to the American Government Fund, and the American Government Fund agrees to acquire from the High Quality Bond Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the High Quality Bond Fund, whether accrued or contingent (including cash received by the High Quality Bond Fund upon the liquidation by the High Quality Bond Fund of any investments purchased by the High Quality Bond Fund after October 31, 1998 and designated by the American Government Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by the American Government Fund of all of the liabilities of the High Quality Bond Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, the High Quality Bond Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A, Class B and Class M Merger Shares received by it to the Class A, Class B and Class M shareholders, respectively, of the High Quality Bond Fund, in complete liquidation of the High Quality Bond Fund.

(b) The High Quality Bond Fund will pay or cause to be paid to the American Government Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the High Quality Bond Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the American Government Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the High Quality Bond Fund acquired by the American Government Fund.


(c) The Valuation Time shall be 4:00 p.m. Boston time on July 16, 1999 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

4. Exchange date; valuation time. On the Exchange Date, the American Government Fund will deliver to the High Quality Bond Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of assets of the High Quality Bond Fund attributable to Class A shares of the High Quality Bond Fund transferred to the American Government Fund on such date less the value of the liabilities of the High Quality Bond Fund attributable to the Class A shares of the High Quality Bond Fund assumed by the American Government Fund on that date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the High Quality Bond Fund attributable to Class B shares of the High Quality Bond Fund transferred to the American Government Fund on such date less the value of the liabilities of the High Quality Bond Fund attributable to Class B shares of the High Quality Bond Fund assumed by the American Government Fund on that date, and (iii) a number of full and fractional Class M Merger Shares having an aggregate net asset value equal to the value of the assets of the High Quality Bond Fund attributable to Class M shares of the High Quality Bond Fund transferred to the American Government Fund on such date less the value of the liabilities of the High Quality Bond Fund attributable to Class M shares of the High Quality Bond Fund assumed by the American Government Fund on that date, determined as hereafter provided in this Section 4.

(a) The net asset value of the Merger Shares to be delivered to the High Quality Bond Fund, the value of the assets attributable to the Class A, Class B and Class M shares of the High Quality Bond Fund and the value of the liabilities attributable to the Class A , Class B and Class M shares of the High Quality Bond Fund to be assumed by the American Government Fund shall in each case be determined as of the Valuation Time.

(b) The net asset value of the Class A , Class B and Class M Merger Shares shall be computed in the manner set forth in the American Government Fund Prospectus. The value of the assets and liabilities of the Class A , Class B and Class M shares of the High Quality Bond Fund shall be determined by the American Government Fund, in cooperation with the High Quality Bond Fund, pursuant to procedures that the American Government Fund would use in determining the fair market value of the American Government Fund's assets and liabilities.

(c) No adjustment shall be made in the net asset value of either the High Quality Bond Fund or the American Government Fund to take into account differences in realized and unrealized gains and losses.

(d) The American Government Fund shall issue the Merger Shares to the High Quality Bond Fund in three certificates registered in the name of the High Quality Bond Fund, one for Class A Merger Shares, one for Class B Merger Shares, and one for Class M Merger Shares (excluding any fractional shares). The High Quality Bond Fund shall distribute the Class A Merger Shares to the Class A shareholders of the High Quality Bond Fund by redelivering such certificates to the American Government Fund's transfer agent which will as soon as practicable set up open accounts for each Class A High Quality Bond Fund shareholder in accordance with written instructions furnished by the High Quality Bond Fund. The High Quality Bond Fund shall distribute the Class B Merger Shares to the Class B shareholders of the High Quality Bond Fund by redelivering such certificates to the American Government Fund's transfer agent which will as soon as practicable set up open accounts for each Class B High Quality Bond Fund shareholder in accordance with written instructions furnished by the High Quality Bond Fund. The High Quality Bond Fund shall distribute the Class M Merger Shares to the Class M shareholders of the High Quality Bond Fund by redelivering such certificates to the American Government Fund's transfer agent which will as soon as practicable set up open accounts for each Class M High Quality Bond Fund shareholder in accordance with written instructions furnished by the High Quality Bond Fund. With respect to any High Quality Bond Fund shareholder holding share certificates as of the Exchange Date, the American Government Fund will not permit such shareholder to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions shall be credited to the account of such shareholder), receive certificates representing the Merger Shares, exchange the Merger Shares credited to such shareholder's account for shares of other investment companies managed by Putnam Investment Management, Inc. ("Putnam"), or pledge or redeem such Merger Shares until such shareholder has surrendered his or her outstanding High Quality Bond Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, the American Government Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of the High Quality Bond Fund. The High Quality Bond Fund will, at its expense, request the shareholders of the High Quality Bond Fund to surrender their outstanding High Quality Bond Fund certificates, or post adequate bond, as the case may be.

(e) The American Government Fund shall assume all liabilities of the High Quality Bond Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the High Quality Bond Fund or otherwise.

5. Expenses, fees, etc. (a) All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by the High Quality Bond Fund and the American Government Fund of the transactions contemplated by this Agreement will be allocated ratably between the American Government Fund and the High Quality Bond Fund in proportion to their net assets as of the Valuation Time, except that the costs of proxy materials and proxy solicitation will be borne by the High Quality Bond Fund, and provided however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the American Government

Fund or the High Quality Bond Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

(b) In the event the transactions contemplated by this Agreement are not consummated by reason of the American Government Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to the American Government Fund's obligations referred to in
Section 8) the American Government Fund shall pay directly all reasonable fees and expenses incurred by the High Quality Bond Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c) In the event the transactions contemplated by this Agreement are not consummated by reason of the High Quality Bond Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to the High Quality Bond Fund's obligations referred to in Section
9) the High Quality Bond Fund shall pay directly all reasonable fees and expenses incurred by the American Government Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

(d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) the American Government Fund's or the High Quality Bond Fund's being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to the American Government Fund's or the High Quality Bond Fund's obligations referred to in Section 8 or Section 9 of this Agreement, then each of the American Government Fund and the High Quality Bond Fund shall bear all of its own expenses incurred in connection with such transactions.

(e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date. Delivery of the assets of the High Quality Bond Fund to be transferred, assumption of the liabilities of the High Quality Bond Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray, One International Place, Boston, Massachusetts, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by the American Government Fund and the High Quality Bond Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

7. Meeting of shareholders; dissolution. (a) The High Quality Bond Fund agrees to call a meeting of its shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the American Government Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the High Quality Bond Fund.

(b) The High Quality Bond Fund agrees that the liquidation and dissolution of the High Quality Bond Fund will be effected in the manner provided in the Agreement and Declaration of Trust of the High Quality Bond Fund in accordance with applicable law and that on and after the Exchange Date, the High Quality Bond Fund shall not conduct any business except in connection with its liquidation and dissolution.

(c) The American Government Fund has, after the preparation and delivery to the American Government Fund by the High Quality Bond Fund of a preliminary version of the Proxy Statement which was satisfactory to the American Government Fund and to Ropes & Gray for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of the High Quality Bond Fund and the American Government Fund will cooperate with the other, and each will furnished to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

8. Conditions to the American Government fund's obligations. The obligations of the American Government Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of the holders of at least two-thirds (66-2/3%) of the outstanding shares of beneficial interest of the High Quality Bond Fund entitled to vote. (b) That the High Quality Bond Fund shall have furnished to the American Government Fund a statement of the High Quality Bond Fund's net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the High Quality Bond Fund's behalf by the High Quality Bond Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Effective Date there has been no material adverse change in the financial position of the High Quality Bond Fund since October 31, 1998 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the High Quality Bond Fund, changes due to net redemptions, or changes due to dividends paid or losses from operations.

(c) That the High Quality Bond Fund shall have furnished to the American Government Fund a statement, dated the Exchange Date, signed on behalf of the High Quality Bond Fund by the High Quality Bond Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the High Quality Bond Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that the High Quality

Bond Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That the High Quality Bond Fund shall have delivered to the American Government Fund a letter from PricewaterhouseCoopers LLP dated the Exchange Date, stating that on the basis of an examination under attestation standards established by the American Institute of Certified Public Accountants ("AICPA"), management's assertions that for the fiscal period from November 1, 1998 to the Exchange Date the High Quality Bond Fund (i) qualified as a regulated investment company under the Internal Revenue Code (the "Code"), (ii) as of the Exchange Date, has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Exchange Date, has no liability for federal excise tax purposes under section 4982 of the Code are fairly stated.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the American Government Fund shall have received an opinion of Ropes & Gray, in form satisfactory to the American Government Fund and dated the Exchange Date, to the effect that (i) the High Quality Bond Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by the High Quality Bond Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the American Government Fund, is a valid and binding obligation of the High Quality Bond Fund, (iii) the High Quality Bond Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the High Quality Bond Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the American Government Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the High Quality Bond Fund's Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which the High Quality Bond Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the High Quality Bond Fund's Agreement and Declaration of Trust, Bylaws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of the High Quality Bond Fund's whose responsibility it is to advise the High Quality Bond Fund with respect to such matters, and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the High Quality Bond Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R

Act, and (vi) such other matters as the American Government Fund may reasonably deem necessary or desirable.

(g) That the American Government Fund shall have received an opinion of Ropes & Gray dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the American Government Fund upon receipt of the Investments transferred to the American Government Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the American Government Fund of the liabilities of the High Quality Bond Fund, (ii) the basis in the hands of the American Government Fund of the Investments will be the same as the basis of the Investments in the hands of the High Quality Bond Fund immediately prior to such exchange, and (iii) the holding periods of the Investments in the hands of the American Government Fund will include the respective periods during which the Investments were held by the High Quality Bond Fund.

(h) That the assets of the High Quality Bond Fund to be acquired by the American Government Fund will include no assets which the American Government Fund, by reason of charter limitations or of investment restrictions disclosed in the American Government Fund Prospectus in effect on the Exchange Date, may not properly acquire.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the American Government Fund, threatened by the Commission.

(j) That the American Government Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the "FTC") and the Department of Justice (the "Department") such order or orders as Ropes & Gray deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k) That all proceedings taken by the High Quality Bond Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the American Government Fund and Ropes & Gray.

(l) That, prior to the Exchange Date, the High Quality Bond Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the High Quality Bond Fund all of the High Quality Bond Fund's investment company taxable income for each of its taxable years ending on or after October 31, 1998 and on or prior to the Exchange Date (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in each of its taxable years ending on or after October 31, 1998 and on or prior to the Exchange Date.

(m) That the High Quality Bond Fund's custodian shall have delivered to the American Government Fund a certificate identifying all of the assets of the High Quality Bond Fund held by such custodian as of the Valuation Time.

(n) That the High Quality Bond Fund's transfer agent shall have provided to the American Government Fund (i) the originals or true copies of all of the records of the High Quality Bond Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the High Quality Bond Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o) That all of the issued and outstanding shares of beneficial interest of the High Quality Bond Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of the High Quality Bond Fund or its transfer agent by the American Government Fund or its agents shall have revealed otherwise, either
(i) the High Quality Bond Fund shall have taken all actions that in the opinion of the American Government Fund or its counsel are necessary to remedy any prior failure on the part of the High Quality Bond Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the High Quality Bond Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the American Government Fund in amounts sufficient and upon terms satisfactory, in the opinion of the American Government Fund or its counsel, to indemnify the American Government Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the High Quality Bond Fund to have offered and sold such shares in conformity with such laws.

(p) That the American Government Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the American Government Fund dated as of the Exchange Date satisfactory in form and substance to the American Government Fund to the effect that, on the basis of an examination under attestation standards established by the AICPA, management's assertion that as of the Valuation Time the value of the assets of the High Quality Bond Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of Article 10 section 5 (10.5) of the American Government Fund's By-laws pursuant to the procedures customarily utilized by the American Government Fund in valuing its assets and issuing its shares is fairly stated.

(q) That the High Quality Bond Fund shall have executed and delivered to the American Government Fund an instrument of transfer dated as of the Exchange Date pursuant to which the High Quality Bond Fund will assign, transfer and convey all of the assets and other property to the American Government Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to the High Quality Bond Fund's obligations. The obligations of the High Quality Bond Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of the holders of at least two-thirds (66-2/3%) of the outstanding shares of beneficial interest of the High Quality Bond Fund entitled to vote.

(b) That the American Government Fund shall have furnished to the High Quality Bond Fund a statement of the American Government Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of the American Government Fund by the American Government Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the American Government Fund since September 30, 1998, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions, or changes due to dividends paid or losses from operations.

(c) That the American Government Fund shall have executed and delivered to the High Quality Bond Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the American Government Fund will assume all of the liabilities of the High Quality Bond Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d) That the American Government Fund shall have furnished to the High Quality Bond Fund a statement, dated the Exchange Date, signed on behalf of the American Government Fund by the American Government Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the American Government Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that the American Government Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending or threatened with respect to the matters by this Agreement.

(f) That the High Quality Bond Fund shall have received an opinion of Ropes & Gray, in form satisfactory to the High Quality Bond Fund and dated the Exchange Date, to the effect that (i) the

American Government Fund is a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by the American Government Fund and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by High Quality Bond Fund, is a valid and binding obligation of the American Government Fund, (iii) the Merger Shares to be delivered to the High Quality Bond Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the American Government Fund and no shareholder of the American Government Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the American Government Fund's Agreement and Declaration of Trust, as amended, or By-laws, or any provision of any agreement known to such counsel to which the American Government Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the American Government Fund's Agreement and Declaration of Trust, as amended, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of the American Government Fund whose responsibility it is to advise the American Government Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the American Government Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That the High Quality Bond Fund shall have received an opinion of Ropes & Gray dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the High Quality Bond Fund upon the transfer of the Investments and the assumption of its liabilities by the American Government Fund, or upon the distribution of the Merger Shares by the High Quality Bond Fund to its shareholders in liquidation of the High Quality Bond Fund, pursuant to this Agreement, (ii) no gain or loss will be recognized by the shareholders of the High Quality Bond Fund upon the exchange of their shares of the High Quality Bond Fund for shares of the American Government Fund, (iii) the basis of the Merger Shares received by the High Quality Bond Fund's shareholders in connection with the transaction will be the same as the basis of the High Quality Bond Fund shares exchanged therefor, and (iv) the holding periods of the Merger Shares received by the shareholders of the High Quality Bond

Fund will include the holding periods of the High Quality Bond Fund shares exchanged therefor, provided that at the time of the reorganization, the High Quality Bond Fund shares are held by such shareholders as capital assets.

(h) That all proceedings taken by or on behalf of the American Government Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the High Quality Bond Fund and Ropes & Gray.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the American Government Fund, threatened by the Commission.

(j) That the High Quality Bond Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification. (a) The High Quality Bond Fund will indemnify and hold harmless, out of the assets of the High Quality Bond Fund but no other assets, the American Government Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the High Quality Bond Fund contained in the Registration Statement, the Prospectus or the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the High Quality Bond Fund required to be stated therein or necessary to make the statements relating to the High Quality Bond Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the High Quality Bond Fund. The Indemnified Parties will notify the High Quality Bond Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this
Section 10(a). The High Quality Bond Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the High Quality Bond Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The High Quality Bond Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the High Quality Bond Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

(b) The American Government Fund will indemnify and hold harmless, out of the assets of the American Government Fund but no other assets, the High Quality Bond Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the American Government Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the American Government Fund required to be stated therein or necessary to make the statements relating to the American Government Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the American Government Fund. The Indemnified Parties will notify the American Government Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The American Government Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the American Government Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The American Government Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the American Government Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this
Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

11. No broker, etc. Each of the High Quality Bond Fund and the American Government Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination. The High Quality Bond Fund and the American Government Fund may, by mutual consent of their trustees, terminate this Agreement, and the High Quality Bond Fund or the American Government Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by October 31, 1999, this Agreement shall automatically terminate on that date unless a later date is agreed to by the High Quality Bond Fund and the American Government Fund.

13. Rule 145. Pursuant to Rule 145 under the 1933 Act, the American Government Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

     "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO PUTNAM AMERICAN GOVERNMENT INCOME FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO PUTNAM AMERICAN GOVERNMENT INCOME FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the American Government Fund will issue stop transfer instructions to the American Government Fund's transfer agent with respect to such shares. The High Quality Bond Fund will provide the American Government Fund on the Exchange Date with the name of any High Quality Bond Fund shareholder who is to the knowledge of the High Quality Bond Fund an affiliate of the High Quality Bond Fund on such date.

14. Covenants, etc. deemed material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust. Copies of the Agreements and Declarations of Trust of the High Quality Bond Fund and the American Government Fund are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees of each Fund, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the High Quality Bond Fund or the American Government Fund individually but are binding only upon the assets and property of the High Quality Bond Fund and the American Government Fund, respectively.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

PUTNAM AMERICAN

GOVERNMENT INCOME FUND

By:

 ---------------------------

Executive Vice President


PUTNAM HIGH QUALITY BOND FUND

By:

---------------------------

Executive Vice President

PUTNAM INVESTMENTS

     The Putnam Funds
     One Post Office Square
     Boston, Massachusetts 02109
     Toll-free 1-800-225-1581

PUTNAM INVESTMENTS  (LOGO)

This is your PROXY CARD.


Please vote this proxy, sign it below, and return it promptly in the envelope provided.


Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

--------------------------------------------------------------------------------


Proxy for a meeting of shareholders, July 1, 1999, for Putnam High Quality Bond Fund.


This proxy is solicited on behalf of the trustees of Putnam High Quality Bond
Fund


The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam High Quality Bond Fund on July 1, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


                                     PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign the partnership name.


                                     -------------------------------------------
                                     Shareholder sign here           Date



                                     -------------------------------------------
                                     Co-owner sign here              Date

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

--------------------------------------------------------------------------------
Street

--------------------------------------------------------------------------------
City                                 State            Zip

--------------------------------------------------------------------------------
Telephone

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

--------------------------------------------------------------------------------
                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted for Proposal 1. The Proxies will also be authorized to vote upon such other matters as may come before the meeting.


THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL LISTED BELOW:

Please mark your choices x in blue or black ink.

1. Approval of the agreement and plan of reorganization providing for the transfer of all of the assets of Putnam High Quality Bond Fund (the "Fund") to Putnam American Government Income Fund ("the American Government Fund") in exchange for shares of the American Government Fund and the assumption by the American Government Fund of all of the liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund in liquidation of the fund.

           FOR        AGAINST      ABSTAIN
          [BOX]        [BOX]        [BOX]

Note:  If you have questions on the proposal, please call 1-800-225-1581.

                     PUTNAM AMERICAN GOVERNMENT INCOME FUND

                                    FORM N-14

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 15, 1999

This Statement of Additional Information contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the "Prospectus") of Putnam American Government Income Fund (the "American Government Fund") dated April 15, 1999 relating to the sale of all or substantially all of the assets of Putnam High Quality Bond Fund (the "High Quality Bond Fund") to the American Government Fund. The American Government Fund's Statement of Additional Information dated January 30, 1999, and the High Quality Bond Fund's Statement of Additional Information dated February 28, 1999, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing Putnam Investor Services, One Post Office Square, Boston, MA 02109 or by calling 1-800-225-1581.


                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP are the independent accountants for the American Government Fund, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for the American Government Fund. PricewaterhouseCoopers LLP are also the independent accountants for the High Quality Bond Fund, providing audit services, tax return reviews and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for the High Quality Bond Fund. The following documents are incorporated by reference into this Statement of Additional Information: (1) the Report of Independent Accountants and financial statements included in the American Government Fund's Annual Report for the fiscal year ended September 30, 1998, filed electronically on November 18, 1998 (File No. 811-4178), and (ii) the Report of Independent Accountants and financial statements included in the High Quality Bond Fund's Annual Report for the fiscal year ended October 31, 1998, filed electronically on December 16, 1998 (File No. 811-4178). The audited financial statements for the American Government Fund and the High Quality Bond Fund incorporated by reference into the Prospectus/Proxy Statement and this Statement of Additional Information have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

                                Table of Contents

Unaudited Pro Forma combined Financial Statements of the American Government
Fund and the High Quality Bond Fund................

                     Putnam American Government Income Fund

                                       and

                          Putnam High Quality Bond Fund

                     Proforma Combining Financial Statements

                                   (Unaudited)

The accompanying unaudited proforma combining statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred as of September 30, 1998, and the unaudited proforma combining statement of operations for the twelve months ended September 30, 1998 presents the results of operations of Putnam American Government Income Fund (the "American Government Fund") as if the combination with Putnam High Quality Bond Fund (the "High Quality Bond Fund") had been consummated at October 1, 1997. The proforma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at October 1, 1997. The historical statements have been derived from the American Government Fund's books and records utilized in calculating daily net asset value at September 30, 1998, and for the twelve month period then ended.

The proforma statements give effect to the proposed transfer of all of the assets of the High Quality Bond Fund to the American Government Fund in exchange for the assumption by the American Government Fund of all of the liabilities of the High Quality Bond Fund and for a number of the American Government Fund's shares equal in value to the value of the net assets of the High Quality Bond Fund's transferred to the American Government Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the American Government Fund for pre-combination periods will not be restated. The proforma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.

The unaudited proforma combining statements should be read in conjunction with the separate financial statements of the American Government Fund and the High Quality Bond Fund incorporated by reference in this statement of additional information.

                     Putnam American Government Income Fund

                     Notes to Proforma Combining Statements

                                   (Unaudited)

                               September 30, 1998


The proforma adjustments to these proforma financial statements are comprised of the following:

     (A) Elimination and reduction of duplicative expenses as a result of the merger.

     (B) $145,000 relates to proxy costs which will be borne by the Putnam High Quality Bond Fund. The other $70,000 consists of $50,000 of legal costs and $20,000 of accounting costs. These are related merger costs which will be allocated ratably between the two funds upon consummation of the merger.

     (C) Issuance of class A, class B and class M shares of Putnam American Government Income Fund to the holders of class A, class B and class M shares of Putnam High Quality Bond Fund.

                         AMERICAN GOVERNMENT INCOME FUND
Pro Forma Combining                (Unaudited)
Statement of Assets and Liabilities
      30-Sep-98

                                                           American
                                                          Government         High Quality     Pro Forma           Pro Forma
                                                         Income Fund           Bond Fund      Adjustments         Combined
Assets
  Investments in securities, at value
  (identified cost $1,519,441,505, $363,648,938 and    $1,578,959,023        $ 377,276,674                     $1,956,235,697
  $1,883,090,443 respectively)
  Cash                                                            377            3,585,479                          3,585,856
  Interest and other receivables                           14,340,457            3,510,188                         17,850,645
  Receivable for shares of the fund sold                    2,280,047              829,985                          3,110,032
  Receivable for investments sold                                  --           81,998,443                         81,998,443
  Receivable for open forward currency contracts                   --              130,817                            130,817
  Receivable for variation margin                                  --              234,813                            234,813

  Total assets                                          1,595,579,904          467,566,399                      2,063,146,303
Liabilities

  Payable for securities purchased                                 --           66,076,735                         66,076,735
  Payable for shares of the fund repurchased                1,807,573              240,129                          2,047,702
  Payable for compensation of Manager                       2,161,132              382,513                          2,543,645
  Payable for investor servicing and custodian fees           108,795               46,665                            155,460
  Payable for compensation of Trustees                         52,093                3,660                             55,753
  Payable for administrative services                           4,738                2,107                              6,845
  Payable for distribution fees                               987,531              744,509                          1,732,040
  TBA sales commitments, at value
     (proceeds receivable $7,568,881)                              --            7,651,737                          7,651,737
  Payable for open forward currency contracts                      --              271,468                            271,468
  Payable for closed forward currency contracts                    --            1,319,125                          1,319,125
  Other accrued expenses                                      127,859           11,515,447       215,000 B         11,858,306

  Total liabilities                                         5,249,721           88,254,095       215,000           93,718,816
  Net assets                                           $1,590,330,183         $379,312,304      (215,000)       1,969,427,487


  Class A
           Net assets                                  $1,500,156,542         $346,796,460      (198,210)B     $1,846,754,792
           Shares outstanding                             164,590,463           33,353,014     4,698,749 C        202,642,226
           Net asset value per share                            $9.11               $10.40                             $ 9.11

  Class B
           Net assets                                     $86,302,398          $28,172,373       (14,838)B      $ 114,459,933
           Shares outstanding                               9,501,518           $2,719,978       381,410 C         12,602,906
           Net asset value per share                            $9.08               $10.36                             $ 9.08

  Class M
           Net assets                                      $3,871,243           $4,343,471        (1,952)B        $ 8,212,762
           Shares outstanding                                 423,654              417,624        57,393 C            898,671
           Net asset value per share                            $9.14               $10.40                             $ 9.14

The Proforma Combining Investment Portfolio of Putnam High Quality Bond Fund and
Putnam American Government Income Fund

September 30, 1998 (Unaudited)

                                                    American Government           High Quality                 Proforma
                                                        Income Fund                 Bond Fund                  Combined
U.S. Governement and                           Principal              91.6%* Principal          66.4%* Principal             86.9%*
Agency Obligations                             Amount         Value          Amount        Value       Amount         Value
-----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
 5 3/4s,  due April 15, 2008                   $ 100,000,000  $ 105,719,000                            $ 100,000,000  $105,719,000
 5 1/2s, with due dates from March 1, 2011
    to April 1, 2011                                                         $ 8,276,173   $ 8,245,137     8,276,173     8,245,137
Federal Home Loan Mortgage Corp.
  Pass-through Certificates
  7s, with due dates from August 1, 2012
    to November 1, 2012                           30,041,863     30,858,402                              30,041,863     30,858,402
Federal National Mortgage Association
7s, Dwarf TBA, October 15, 2013                                                1,050,000    1,077,888     1,050,000      1,077,888
  6 1/2s, Dwarf TBA, October 15, 2013                                         18,630,000   19,019,920    18,630,000     19,019,920
  6s, Dwarf TBA, October 15, 2013                                              7,360,000    7,435,882     7,360,000      7,435,882
Federal National Mortgage Association
  Pass-through Certificates
  6 1/2s, Dwarf, with due dates from
    October 1, 2010 to September 2013            142,522,023    145,505,009                             142,522,023    145,505,009
  6 1/2s, Dwarf, with due dates from
    October 1, 2010 to August 1, 2028                                         20,852,192   21,223,185    20,852,192     21,223,185
  6 1/2s, with due dates from July 1, 2028
    to August 1, 2028                                                          4,713,851    4,793,374     4,713,851      4,793,374
  5 1/2s, Dwarf, with due dates from
     June 1, 2009 to March 1, 2012                21,379,040     21,292,026                              21,379,040     21,292,026
Government National Mortgage Association
  Pass-through Certificates
  9s, with due dates from November 15, 2008
    to July 15, 2024                              42,210,526     45,353,563                              42,210,526     45,353,563
  8 1/2s, with due dates from February 15, 2005
    to December 15, 2024                           9,448,417      9,998,023                               9,448,417      9,998,023
  8s, with due dates from August 15, 2006
    to March 15, 2028                             29,424,998     30,764,466                              29,424,998     30,764,466
  8s, with due dates from January 15, 2001
    to February 15, 2028                                                      26,076,262   27,268,747    26,076,262     27,268,747
  7 1/2s, with due dates from
    February 15, 2022 to January 15, 2028        127,091,400    131,803,378                             127,091,400    131,803,378
  7s, with due dates from August 15, 2025
    to June 15, 2028                                                          65,247,385   67,348,511    65,247,385     67,348,511
  7s, with due dates from February 15, 2024
    to July 15, 2028                             399,573,621    412,435,174                             399,573,621    412,435,174
  6 1/2s, with due dates from March 15, 2028
    to June 15, 2028                                                           6,149,440    6,285,834     6,149,440      6,285,834
  6 1/2s, with due dates from February 15, 2028
    to May 15, 2028                               29,660,775     30,318,651                              29,660,775     30,318,651
Government National Mortgage Association Adjustable Rate Mortgages
7s, October 20, 2024                                                           2,347,042    2,403,512     2,347,042      2,403,512
5 1/2s, April 15, 2028                                                            78,932       79,105        78,932         79,105


U.S. Treasury Bonds
  11 7/8s, November 15, 2003 #                                                13,740,000   18,368,594    13,740,000     18,368,594
  11 5/8s, November 15, 2004                                                  11,900,000   16,422,000    11,900,000     16,422,000
  9 7/8s, November 15, 2015                       50,000,000     77,297,000                              50,000,000     77,297,000
  8 1/8s, August 15, 2019                                                      3,935,000    5,390,320     3,935,000      5,390,320
  7 1/2s, November 15, 2024                                                    7,988,000   10,600,316     7,988,000     10,600,316
  6 1/8s, November 15, 2027                        5,665,000      6,530,669    5,500,000    6,340,455    11,165,000     12,871,124
  5 1/2s, August 15, 2028                        200,000,000    216,188,000   12,272,000   13,265,296   212,272,000    229,453,296
U.S. Treasury Notes
  6 1/4s, June 30, 2002                            1,145,000      1,218,532                               1,145,000      1,218,532
  5 7/8s, September 30, 2002                                                   2,830,000    2,985,650     2,830,000      2,985,650
  5 5/8s, May 15, 2008                            36,040,000     39,418,750   13,505,000   14,771,094    49,545,000     54,189,844

  5 1/2s, May 31, 2003                 9,575,000        10,044,750                              9,575,000               10,044,750
  5 3/8s, June 30, 2003              136,000,000       142,226,080                            136,000,000              142,226,080
  5 1/4s, August 15, 2003                                               955,000       997,679     955,000                  997,679

Total U.S. Governement and Agency Obligations       $1,456,971,473               $254,322,499                       $1,711,293,972
(cost $1,397,453,955, $250,193,361
and $1,647,647,316 respectively)

                                        Principal          -%*  Principal               15.4%*  Principal                     3.0%*
Corporate Bonds and Notes               Amount      Value       Amount         Value            Amount             Value
-----------------------------------------------------------------------------------------------------------------------------------
Arco Chemical deb. 9.8s, 2020                                           820,000         817,335            820,000         817,335
AT&T Capital Corp. notes 6 6s, 2005                                   1,420,000       1,477,581          1,420,000       1,477,581
AirTouch Communications notes  6.65s, 2008                            1,750,000       1,889,755          1,750,000       1,889,755
Amvescap PLC 6.6s, 2005 (United Kingdom)                              1,730,000       1,749,463          1,730,000       1,749,463
Canadian Pacific Ltd. deb. 9.45s,
    2021 (Canada)                                                     1,430,000       1,782,538          1,430,000       1,782,538
Chrysler Corp. deb. Ser. B, 7.45s, 2097                                 430,000         473,920            430,000         473,920
Coastal Corp. deb. 6 1/2s, 2008                                       1,600,000       1,638,992          1,600,000       1,638,992
Coastal Corp. bonds 6.95s, 2028                                       1,735,000       1,677,901          1,735,000       1,677,901
Continental Airlines pass-through
    certificates Ser. 97CI, 7.42s, 2007                               1,645,000       1,735,047          1,645,000       1,735,047
Dell Computer Corp. deb. 7.1s, 2028                                   1,320,000       1,375,361          1,320,000       1,375,361
Edison Mission Energy 144A
    company guaranty 7.33s, 2008                                      1,070,000       1,201,064          1,070,000       1,201,064
Enron Corp. notes 6.4s, 2006                                            550,000         562,942            550,000         562,942
Enron Corp. notes 6.95s, 2028                                         1,090,000       1,080,517          1,090,000       1,080,517
Executive Risk Capital Trust
    company guaranty Ser. B, 8.675s, 2027                             1,700,000       1,710,574          1,700,000       1,710,574
First Financial Caribbean Corp.
    sr. notes 7.84s, 2006                                             1,865,000       1,999,467          1,865,000       1,999,467
Fleet Financial Group, Inc. sub.
    deb. 6 7/8s, 2028                                                 1,670,000       1,707,542          1,670,000       1,707,542
Global Marine Inc. notes 7s, 2028                                     2,595,000       2,464,757          2,595,000       2,464,757
Markel Capital Trust I
    company guaranty Ser. B, 8.71s, 2046                              1,675,000       1,692,923          1,675,000       1,692,923
Neiman-Marcus Group, Inc. deb. 7 1/8s, 2028                           1,725,000       1,673,612          1,725,000       1,673,612
News America Holdings, Inc. deb. 7.7s, 2025                             840,000         898,296            840,000         898,296
News America Holdings, Inc. deb. 7 3/4s, 2045                         1,705,000       1,801,384          1,705,000       1,801,384
OMEGA Healthcare Investors, Inc.
    notes 6.95s, 2007 (R)                                             1,235,000       1,198,642          1,235,000       1,198,642
PT Alatief Freeport sr. notes
    9 3/4s, 2001 (Netherlands)                                        1,770,000       1,268,205          1,770,000       1,268,205
Paine Webber Group, Inc. sr.
    notes 6.55s, 2008                                                 1,750,000       1,760,780          1,750,000       1,760,780
Peoples Bank-Bridgeport sub.
    notes 7.2s, 2006                                                  1,700,000       1,687,828          1,700,000       1,687,828
Petro Geo-Services AS ADR notes
    7 1/2s, 2007 (Norway)                                             1,885,000       2,010,767          1,885,000       2,010,767
St. Paul Bancorp sr. notes 7 1/8s, 2004                               1,795,000       1,933,879          1,795,000       1,933,879
Salton Sea Funding Corp. company
    guaranty Ser. E, 8.3s, 2011                                       2,010,000       2,335,982          2,010,000       2,335,982
Sun Communities 7 5/8s, 2003 (R)                                      2,020,000       2,180,974          2,020,000       2,180,974
TCI Communications, Inc. sr.
    notes 8.65s, 2004                                                 1,555,000       1,793,957          1,555,000       1,793,957
Teco Energy, Inc. notes 5.54s, 2001                                   1,850,000       1,870,813          1,850,000       1,870,813
Texas Utilities Electric Capital Trust
    V company guaranty 8.175s, 2037                                   1,720,000       1,772,116          1,720,000       1,772,116
Time Warner Inc. 7 3/4s, 2005                                           840,000         936,499            840,000         936,499
Time Warner Entertainment sr.
    notes 8 3/8s, 2033                                                1,685,000       2,056,879          1,685,000       2,056,879
Union Pacific Resources Group Inc.
    notes 6 3/4s, 2008                                                1,920,000       1,959,226          1,920,000       1,959,226
Wilmington Trust Corp. sub. notes
    6 5/8s, 2008                                                      2,590,000       2,742,784          2,590,000       2,742,784

Total Corporate Bonds and Notes                                                     $58,920,302                        $58,920,302
(cost $-,  $53,692,696 and $53,692,696 respectively)

                                          Principal              -%*  Principal        14.2%*  Principal                      2.8%*
Collateralized Mortgage Obligations       Amount     Value            Amount      Value        Amount                 Value
---------------------------------------------------------------------------------------------------------------------------------
Amresco Commercial Mortgage Funding I
   Ser. 97-C1, Class A1, 6.73s, 2029                                    684,386       711,146     684,386                  711,146

Chase Mortgage Finance Corp.
 Ser. 1998-S2, Class A14,  6 3/4s, 2028                                 720,000        742,922             720,000         742,922
  Ser. 1994-G, Class B3, 7s, 2025                                     1,299,214      1,274,448           1,299,214       1,274,448
  Interest Only (IO) Ser. 1993-3,
  Class B6, 7.46s, 2024                                                 826,711        875,735             826,711         875,735
  IO Ser. 1993-3, Class B7, 7.46s, 2024                               3,501,413      3,709,046           3,501,413       3,709,046
CMC Securities Corp. III Ser. 1994-F,
  Class B2, 6 1/4s, 2014                                              1,015,940      1,001,653           1,015,940       1,001,653
Commercial Mortgage Acceptance Corp.
  6.03s, 2008                                                         2,670,000      2,741,756           2,670,000       2,741,756
  Ser. 97-ML1, Class A2, 6.53s, 2007                                     75,000         79,113              75,000          79,113
  Ser. 97-ML1, Class A3, 6.57s, 2007                                  1,080,000      1,143,450           1,080,000       1,143,450
  Ser. 97-ML1, Class D, 7.11s, 2030                                   1,010,000      1,065,234           1,010,000       1,065,234
Criimi Mae Commercial Mortgage Trust
  Ser. 98-C1, Class A2, 7s, 2011                                      3,280,000      3,355,850           3,280,000       3,355,850
  Ser. 98-C1, Class B, 7s, 2011                                       1,310,000      1,285,233           1,310,000       1,285,233
Fannie Mae Strip
  Zero %, 294-1 Principal Only (PO),
  February 1, 2028                                                    1,370,744      1,222,746           1,370,744       1,222,746
  6 1/2s,290 IO, December 1, 2024                                     1,529,526        247,114           1,529,526         247,114
First Union-Lehman Brothers
  Commercial Mortgage Co.
  Ser. 97-C2, Class A3, 6.65s, 2007                                   1,725,000      1,823,716           1,725,000       1,823,716
  Ser. 97-C2, Class D, 7.12s, 2012                                    1,160,000      1,184,922           1,160,000       1,184,922
  Ser. 98-C2, Class D, 6.778s, 2013                                   1,270,000      1,257,449           1,270,000       1,257,449
  Ser. 98-C2, Class IO, 0.816s, 2028                                 30,185,000      1,321,773          30,185,000       1,321,773
Freddie Mac Strip
Ser. 194, IO 6 1/2s, 2028                                             4,203,989        707,453           4,203,989         707,453
Ser. 199, IO 6 1/2s, 2028                                               985,737        165,881             985,737         165,881
GMAC Commercial Mortgage Securities Inc.
  Ser. 98-C1, Class A1, 6.44s, 2030                                   1,785,686      1,853,835           1,785,686       1,853,835
  Ser. 98-C1, Class E, 7.153s, 2011                                   1,278,000      1,329,719           1,278,000       1,329,719
GS Mortgae Securities Corp. II
  Ser. 98-GLII, Class A2, 6.562s, 2031                                1,030,000      1,080,856           1,030,000       1,080,856
  Ser. 98-GLII, Class D, 7.191s, 2031                                   565,000        573,828             565,000         573,828
Housing Securities Inc. Ser. 1993-J,
  Class J2, 6.66s, 2009                                               2,487,753      2,612,918           2,487,753       2,612,918
Merrill Lynch Mortgage Investors, Inc.
  Ser. 98-C2, Class D, 7.116s, 2030                                     159,000        165,087             159,000         165,087
Morgan Stanley Capital I
  Ser. 96-WF1, Class A2, 7.218s, 2006                                   610,000        655,178             610,000         655,178
  Ser. 98-XL1, Class E, 6.989s, 2030                                    315,000        327,403             315,000         327,403
Prudential Home Mortgage Securities
 Ser. 1994-28, Class B2, 6.803s, 2001                                 2,632,131      2,606,632           2,632,131       2,606,632
 Ser. 94-D, Class 3B, 6.312s, 2009                                    4,307,378      4,275,746           4,307,378       4,275,746
 Ser. 93-31, Class B1, 6s, 2000                                       3,633,057      3,580,831           3,633,057       3,580,831
Residential Funding Mortgage Securities
  Ser. 93-S17, Class M3, 7s, 2008                                       890,489        910,386             890,489         910,386
  Ser. 93-S23, Class M3, 6 1/2s, 2008                                   681,688        687,760             681,688         687,760
RFM-98 SB 6 3/4s, 2008                                                1,740,000      1,829,036           1,740,000       1,829,036
Sears Mortgage Securities, Ser. 1993-7,
  Class T-7, 7s, 2007                                                   750,000        764,498             750,000         764,498
Securitized Asset Sales, Inc.
  Ser. 93-J, Class 2B, 6.808s, 2023                                   3,337,412      3,374,958           3,337,412       3,374,958
  Mtge. Pass Thru Certifcates Ser. 1994-3,
    Class B1, 6.11s, 1999                                             1,801,857      1,787,217           1,801,857       1,787,217

Total Collateralized Mortgage Obligations                                         $ 54,332,528                        $ 54,332,528
(cost $-, $50,856,745 and $50,856,475,
respectively)

Foreign Government Bonds and Notes               Principal       -%*   Principal          2.2%*  Principal              0.4%*

                                                 Amount        Value            Amount     Value              Amount Value
                                                 -----------------------------------------------------------------------------------
Germany (Federal Republic of)
  bonds Ser. 98, 5 5/8s, 2028                                                   6,390,000      4,305,306   6,390,000      4,305,306
Ontario (Province of)
  sr. unsub. 5 1/2s, 2008                                                       4,010,000      4,077,769   4,010,000      4,077,769

Total Foreign Government
  Bonds and Notes                                                               10,400,000 $   8,383,075  10,400,000 $    8,383,075
(cost $-, $7,615,741
 and $7,615,741)

Asset Backed Securities
(cost $-, $1,290,395 and                         Principal                  -%* Principal           0.3%*Principal             0.1%
 $1,290,395, respectively)                       Amount        Value            Amount     Value         Amount      Value
                                                 -----------------------------------------------------------------------------------
Green Tree Recreational Equipment &
  Cons. Ser. 98-A, Class A1C, 6.18s, 2019                                       $1,290,395 $   1,318,270  $1,290,395  $   1,318,270

Short Term Securities                            Principal                7.7%* Principal             -%*  Principal           6.2%
                                                 Amount        Value            Amount      Value             Amount Value
                                                ------------------------------------------------------------------------------------
Interest in $750,000,000 joint tri-party
  repurchase agreement dated
  September 30, 1998 with
  Goldman Sachs & Co. due
  October 1, 1998 with respect
  to various U.S. Treasury
  obligations -- maturity value
  of $60,009,083 for an effective
  yield of 5.45%                                 $ 60,000,000  $    60,009,083                          $ 60,000,000    $ 60,009,083
Interest in $458,140,000 joint repurchase
  agreement dated September 30, 1998
  with Swiss Bank due October 1, 1998 with
  respect to various U.S. Treasury
  obligations -- maturity value of
  $61,978,467 for an effective yield of 5.50%      61,969,000       61,978,467                            61,969,000      61,978,467

Total Short Term Investments                                   $   121,987,550                                         $ 121,987,550
(cost $121,987,550, $- and $121,987,550,
 respectively)

Total Investments
(cost $1,519,441,505, $363,648,938 and
$1,883,090,443, respectively)                                  $ 1,578,959,023             $ 377,276,674             $1,956,235,697
------------------------------------------------------------------------------------------------------------------------------------

Certain securities of the High Quality Bond Fund do not conform to the investment policies of the American Government Income Fund.

*Percentages indicated are based on net assets as follows:
-------------------------------------------------------------
-------------------------------------------------------------

                                             Net Assets
-------------------------------------------------------------
American Government Income Fund             $ 1,590,330,183

High Quality Bond Fund                           379,312,304

Proforma                                     $ 1,969,427,487
-------------------------------------------------------------

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1998.

(R) Real Estate Investment Trust.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

039
Putnam High Quality Bond Fund
Forward Currency Contracts to Buy at September 30, 1998
                                                                               Unrealized
                                       Aggregate Face    Delivery           Appreciation/
                   Market Value                 Value        Date           (Depreciation)

------------------------------------------------------------------------------------------
Deutschemarks       $ 3,776,909           $ 3,646,092    12/16/98               $ 130,817

------------------------------------------------------------------------------------------
                                                                                $ 130,817

039
Putnam High Quality Bond Fund
Forward Currency Contracts to Sell at September 30, 1998
                                                                             Unrealized
                       Market        Aggregate Face    Delivery           Appreciation/
                        Value                 Value        Date          (Depreciation)
------------------------------------------------------------------------------------------
Deutschemarks     $ 7,714,354           $ 7,442,886    12/16/98              $ (271,468)
------------------------------------------------------------------------------------------
                                                                             $ (271,468)

039
Putnam High Quality Bond Fund
TBA Commitments to Sell Outstanding at September 30, 1998
  (proceeds receivable $7,568,881)

               Agency                 Principal Amount      Settlement date  Market Value

------------------------------------------------------------------------------------------
FNMA 6 1/2s, October 15, 2028                7,325,000                          7,448,573
GNMA 8s, October 15, 2028                      195,000                            203,165
------------------------------------------------------------------------------------------
                                                                               $7,651,738

------------------------------------------------------------------------------------------

039
Putnam High Quality Bond Fund
Futures Contracts Outstanding at September 30, 1998
                                                                               Unrealized
                                       Aggregate Face    Delivery           Appreciation/
                   Market Value                 Value        Date           (Depreciation)

------------------------------------------------------------------------------------------
U.S. Treasury
 Bonds 20yr         13,278,344            12,618,764     Dec 98                 659,580

------------------------------------------------------------------------------------------


Proforma Combining
Statement of Operations
Twelve months ended September 30, 1998 (Unaudited)

                                                            American
                                                            Government     High Quality      Pro Forma      Pro Forma
                                                           Income Fund      Bond Fund        Adjustments    Combined
-------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest (net of foreign tax of $-, $52,428 and
   $52,428, respectively)                                  $102,619,416     $24,374,694                     $126,994,110
-------------------------------------------------------------------------------------------------------------------------
  Total Investment Income                                   102,619,416      24,374,694             0       $126,994,110

Expenses:
Compensation of Manager                                       8,502,645       2,262,421      (504,984)A       10,260,082
Investor servicing and custodian fees                         2,286,373         682,170       (56,413)A        2,912,130
Compensation of Trustees                                         40,996          15,647                           56,643
Administrative Services                                          19,019           7,129          (215)A           25,933
Distiribution Fee - Class A                                   3,738,144         917,534                        4,655,678
Distribution Fee - Class B                                      407,482         157,046                          564,528
Distribution Fee - Class M                                        8,892           7,219                           16,111
Reports to Shareholders                                         134,829          40,141       (34,484)A          140,486
Registration Fee                                                                     75           (75)A                -
Auditing Fee                                                     46,236          50,398       (50,398)A           46,236
Legal Fee                                                        13,416           8,460                           21,876
Postage Fee                                                     375,789          70,252                          446,041
Other Expenses                                                  312,734          92,461                          405,195
-------------------------------------------------------------------------------------------------------------------------
Total Expenses                                               15,886,555       4,310,953      (646,569)        19,550,939
=========================================================================================================================
Expense reduction                                              (733,802)       (323,703)                      (1,057,505)
=========================================================================================================================
Net expenses                                                 15,152,753       3,987,250      (646,569)        18,493,434
=========================================================================================================================
Net investment income                                        87,466,663      20,387,444       646,569        108,500,676
=========================================================================================================================
Net realized gain on investments                             42,372,651      10,886,433                       53,259,084
Net realized loss on futures contracts                                         (883,765)                        (883,765)
Net realized gain on foreign currency transactions                              545,735                          545,735
Net unrealized appreciation of assets and libilities
in foreign currencies during the year                                           244,010                          244,010
Net unrealized appreciation of investments, futures
and TBA sale commitments during the year                     43,680,120      (4,995,949)                      38,684,171
=========================================================================================================================
Net gain on investments                                      86,052,771       5,796,464             0         91,849,235
=========================================================================================================================
Net increase in net assets
resulting from operations                                  $173,519,434     $26,183,908     $ 646,569       $200,349,911
=========================================================================================================================

                     PUTNAM AMERICAN GOVERNMENT INCOME FUND

                                    FORM N-14

                                     PART C

                                OTHER INFORMATION

Item 15.  Indemnification

The information required by this item is incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 2-95127) and the Investment Company Act of 1940 (File No. 811-4178).

Item 16.  Exhibits

     1. Agreement and Declaration of Trust dated October 1, 1992 -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.

     2. By-Laws, as amended through February 4, 1994 -- Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement.

     3.   Not applicable.

     4. Agreement and Plan of Reorganization -- constitutes Exhibit A to Part A hereof.

     5a. Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights --Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement..

     5b. Portions of By-Laws Relating to Shareholders' Rights --Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement.

     6. Form of Management Contract dated March 5, 1998 --Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.

     7a. Distributor's Contract dated May 6, 1994 -- Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement.

     7b. Form of Specimen Dealer Sales Contract --Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.

     7c. Form of Specimen Financial Institution Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.

     8. Trustee Retirement Plan dated October 4, 1996 -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.

     9. Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended July 13, 1992 -- Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     10a. Class A Distribution Plan and Agreement dated May 5, 1994 --
          Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement.

     10b. Class B Distribution Plan and Agreement dated May 15, 1994 --
          Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement.

     10c. Class M Distribution Plan and Agreement dated January 31, 1995 --
          Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement.

     10d. Rule 18f-3 Plan -- Incorporated by reference to Post-Effective
          Amendment No. 13 to the Registrant's Registration Statement.


     11.  Form of Opinion of Ropes & Gray, including consent --Exhibit 1.

     12.  Form of Opinion of Ropes & Gray as to Tax Matters -- Exhibit 2.


     13a. Form of Specimen Dealer Service Agreement - Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.

     13b. Form of Specimen Financial Institution Service Agreement --
          Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.


     14a. Consent of PricewaterhouseCoopers LLP Independent Accountants to the
          Putnam High Quality Bond Fund -- Exhibit 3.

     14b. Consent of PricewaterhouseCoopers LLP Independent Accountants to
          Putnam American Government Income Fund -- Exhibit 4.


     15.  Not applicable.


     16a. Power of Attorney -- Exhibit 5

Item 17.    Undertakings

          (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

          (c) The Registrant agrees to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.


--------------------------------------------------------------------------------

                                     NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust, as amended, of Putnam American Government Income Fund, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on February 19, 1999.

                     PUTNAM AMERICAN GOVERNMENT INCOME FUND

                      By: Gordon H. Silver, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated.

Signature                    Title

George Putnam                President and Chairman of the Trustees;
                             Principal Executive Officer; Trustee

John A. Hill                 Vice Chairman and Trustee

William F. Pounds            Vice Chairman and Trustee

John D. Hughes               Principal Financial Officer; Senior Vice
                             President; Treasurer

Paul G. Bucuvalas            Principal Accounting Officer; Assistant
                             Treasurer

Jameson A. Baxter            Trustee



                                      -7-

Ronald J. Jackson            Trustee

Paul L. Joskow               Trustee

Elizabeth T. Kennan          Trustee

Lawrence J. Lasser           Trustee

Donald S. Perkins            Trustee

George Putnam, III           Trustee


W. Nicholas Thorndike        Trustee



                             By: Gordon H. Silver, as
                             Attorney-in-Fact
                             February 19, 1999

                                  EXHIBIT INDEX


     11.  Form of Opinion of Ropes & Gray, including consent -- Exhibit 1.

     12. Form of Opinion of Ropes & Gray as to Tax Matters, including consent -- Exhibit 2.

     14a. Consent of PricewaterhouseCoopers LLP Independent Accountants to the
          Putnam High Quality Bond Fund -- Exhibit 3.

     14b. Consent of PricewaterhouseCoopers LLP Independent Accountants to the
          Putnam American Government Income Fund - - Exhibit 4.

     16a. Power of Attorney -- Exhibit 5.






                                      -9-